ADLER VALUE FUND
SCHEDULE OF INVESTMENTS
August 31, 2020 (Unaudited)

COMMON STOCKS - 79.2%	Shares	Value
Communications - 10.3%
Cable & Satellite - 3.2%
Altice USA, Inc. - Class A (a)	1,300	$35,854
Comcast Corporation - Class A	600	26,886
		62,740
Publishing & Broadcasting - 7.1%
iHeartMedia, Inc. - Class A (a)	6,800	62,696
Meredith Corporation	5,400	75,600
		138,296
Consumer Discretionary - 11.2%
Automotive - 5.2%
Veoneer, Inc. (a)	7,400	102,712

Leisure Facilities & Services - 6.0%
Jack in the Box, Inc.	900	74,151
Starbucks Corporation	500	42,235
		116,386
Consumer Staples - 14.3%
Beverages - 4.1%
Diageo plc - ADR	600	80,640

Household Products - 4.9%
Spectrum Brands Holdings, Inc.	1,600	95,360

Retail - Consumer Staples - 5.3%
Big Lots, Inc.	2,200	103,730

Energy - 2.1%
Oil & Gas Producers - 2.1%
Concho Resources, Inc.	800	41,584

Financials - 15.4%
Asset Management - 4.0%
Charles Schwab Corporation (The)	2,200	78,166

ADLER VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 79.2% (Continued)	Shares	Value
Financials - 15.4% (Continued)
Banking - 4.9%
Citigroup, Inc.	1,500	$76,680
U.S. Bancorp	500	18,200
		94,880
Insurance - 6.5%
Aflac, Inc.	1,700	61,744
Equitable Holdings, Inc.	3,100	65,689
		127,433
Health Care - 15.4%
Biotech & Pharma - 11.8%
Bayer AG - ADR	3,900	64,935
Bristol-Myers Squibb Company	1,500	93,300
Pfizer, Inc.	1,900	71,801
		230,036
Health Care Facilities & Services - 3.6%
Cigna Corporation	400	70,948

Industrials - 4.7%
Aerospace & Defense - 0.9%
Raytheon Technologies Corporation	300	18,300

Industrial Support Services - 3.8%
Grainger (W.W.), Inc.	200	73,086

Materials - 4.0%
Chemicals - 4.0%
Valvoline, Inc.	3,800	77,520

Utilities - 1.8%
Electric Utilities - 1.8%
PG&E Corporation (a)	3,700	34,262

Total Common Stocks (Cost $1,511,797)		$1,546,079

ADLER VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)

PURCHASED OPTION CONTRACTS - 3.7%	Strike Price	Contracts	Notional Value	Value
Call Option Contracts - 3.7%
Aflac, Inc., 01/15/21	$ 37 .50	10	$ 36,320	$ 2,500
Aflac, Inc., 01/15/21	52 .50	5	18,160	50
Big Lots, Inc., 01/15/21	22 .50	5	23,575	12,525
Big Lots, Inc., 01/15/21	25 .00	10	47,150	22,950
Equitable Holdings, Inc., 09/18/20	12 .50	5	10,595	4,550
iHeartMedia, Inc., 10/16/20	7 .50	20	18,440	4,350
Meredith Corporation, 12/18/20	12 .50	5	7,000	1,513
Pfizer, Inc., 01/15/21	38 .00	20	75,580	4,700
Pfizer, Inc., 07/16/21	37 .00	10	37,790	3,700
Valvoline, Inc., 12/18/20	12 .50	10	20,400	8,300
Valvoline, Inc., 12/18/20	15 .00	10	20,400	6,000
Total Purchased Option Contracts (Cost $24,830)			$ 315,410	$ 71,138

MONEY MARKET FUNDS - 17.4%			Shares	Value
JPMorgan 100% U.S. Treasury Securities Money Market Fund - Institutional Class, 0.01% (b) (Cost $339,542)			339,542	$ 339,542

Investments at Value - 100.3% (Cost $1,876,169)				$ 1,956,759

Liabilities in Excess of Other Assets - (0.3%)				(5,180)

Net Assets - 100.0%				$ 1,951,579

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of August 31, 2020.

ADR – American Depositary Receipt

The average monthly notional amount of purchased call option contracts for the period ended August 31, 2020 was $295,725.

See accompanying notes to Schedule of Investments.

ADLER VALUE FUND

NOTES TO SCHEDULE OF INVESTMENTS

August 31, 2020 (Unaudited)

1.       Securities Valuation

Adler Value Fund (the “Fund”) values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. The Fund generally values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Option contracts are valued at the closing price on the exchange on which they are primarily traded; if no closing price is available at the time of valuation, the option will be valued at the mean of the closing bid and ask prices for that day. Investments representing shares of money market funds and other open-end investment companies are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees of Ultimus Managers Trust. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

Accounting principles generally accepted in the United States of America establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs

• Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosures purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

ADLER VALUE FUND

NOTES TO SCHEDULE OF INVESTMENTS (Continued)

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,546,079	$-	$-	$1,546,079
Purchased Option Contracts	8,400	62,738	-	71,138
Money Market Funds	339,542	-	-	339,542
Total	$1,894,021	$62,738	$-	$1,956,759

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Fund did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the period ended August 31, 2020.

2.       Investment Transactions

Investment transactions are accounted for on trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

3.       Federal Income Tax

The following information is computed on a tax basis for each item as of August 31, 2020:

Tax cost of portfolio investments	$1,876,169
Gross unrealized appreciation	$215,028
Gross unrealized depreciation	(134,438)
Net unrealized appreciation	$80,590